                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 31, 2006
                         -------------------------------
                        (Date of earliest event reported)


                              RIVIERA TOOL COMPANY
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Michigan                    001-12673               38-2828870
            --------                    ---------               ----------
(State or other jurisdiction of  (Commission file number)    (I.R.S. Employer
         incorporation)                                   Identification Number)


            5460 Executive Parkway S.E., Grand Rapids, Michigan 49512
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (616) 698-2100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On August 31, 2006, Riviera Tool Company (the "Company") entered into an Omnibus Amendment with Laurus Master Fund, Ltd. ("Laurus"), amending the term "Fixed Conversion Price" with respect to the Convertible Term Note (the "Term Note"), dated as of May 17, 2005, by the Company in favor of Laurus in the aggregate principal amount of $3,200,000 issued pursuant to the terms of the Securities Purchase Agreement, dated as of May 17, 2005, between the Company and Laurus. The term "Fixed Conversion Price," with respect solely to the Term Note, was amended as follows:

         The initial Fixed Conversion Price means $1.66; provided, however, that in respect of the first $50,000 of aggregate principal amount (the "Initial Converted Amount") of the Term Note converted into shares of the Company's common stock, the Fixed Conversion Price in respect of such Initial Converted Amount (and the interest and fees associated therewith to the extent converted) shall be equal to $0.35.

         A prospectus supplement relating to the prospectus, dated August 17, 2006 (File No. 33-126659), of the Company was filed with the Commission on August 31, 2006 reflecting such amended terms.

EXHIBITS



  EXHIBIT                            DESCRIPTION
    NO.
   10.1              Omnibus Amendment between Laurus Master Fund, Ltd. and Riviera
                     Tool Company, dated August 31, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 31, 2006

                                            Riviera Tool Company

                                            /s/ Peter C. Canepa
                                            ----------------------
                                            Peter C. Canepa
                                            Chief Financial Officer

                                 EXHIBITS INDEX





  EXHIBIT                            DESCRIPTION
    NO.
   10.1              Omnibus Amendment between Laurus Master Fund, Ltd. and Riviera
                     Tool Company, dated August 31, 2006.